Exhibit 99.1

                                     TOYOTA
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                               FINANCIAL SERVICES
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                     Presentation to Fixed Income Investors

                                   April 2011
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Disclaimer
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This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

These statements are based on current expectations and currently available information.

Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

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Toyota's Global Businesses
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TMC Consolidated Financial Results
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                                                   Nine Months
                       Fiscal Year Ended                 Ended
                               March 31,           December 31,
(JPY billions)          2009       2010                   2010
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Net Revenues         20,529.5    18,950.9             14,351.6
Operating Income       (461.0)      147.5                422.1
Net Income (Loss)      (437.0)      209.4                382.7

Sources: Toyota Motor Corporation 2010 Year-End Press Meeting and FY 2011 Third
Quarter Press Meeting

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TMC Consolidated Balance Sheet
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                                           FY2010                 FY2011
(JPY billions)                     As of March 31, 2010  As of December 31, 2010
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 Current assets                          13,073.6               11,802.7
 Noncurrent finance receivables, net      5,630.7                5,376.4
 Investment and other assets              4,934.1                5,862.3
 Property, plant and equipment, net       6,710.9                6,192.9
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Total Assets                             30,349.3               29,234.3
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 Liabilities                             19,418.8               18,426.5
 Shareholders' equity                    10,930.4               10,807.9
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Total Liabilities and
  Shareholders' Equity                   30,349.3               29,234.3
                                         ========               ========

Source: Toyota Motor Corporation FY2011 Third Quarter Financial Summary

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TFS Group Global Presence
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33 Countries and Regions Worldwide

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Toyota Motor Credit Corporation (TMCC)
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                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

Over 4.0 million active finance contracts(1)

AA-(stable) /Aa2 (neg watch) rated captive finance company

Credit support agreement structure with TFSC/TMC

(1) As of December 31, 2010

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Credit Support Agreements
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Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

-    TFSC will own 100% of TMCC
-    TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding
-    If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due
-    Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

TFSC in turn has the benefit of a credit support agreement with Toyota Motor
Corporation ("TMC")

-    Same key features as TFSC/TMCC credit support agreement
-    TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding
-    TMC's obligations rank pari passu with its senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

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TMCC Products and Services
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   Consumer          Dealer         Commercial            Insurance
    Finance         Finance          Finance
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[] Retail     [] Wholesale        [] Forklift         [] Service Agmts
[] Lease      [] Real Estate      [] Hino Medium Duty [] Ext. Warranty
              [] Working Capital  [] Retail           [] Guaranteed Auto
              [] Revolving Credit [] Lease               Protection
                 Lines                                [] Roadside Assistance
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TMCC Financial Performance - Select Data

(USD Millions)	Fiscal Year Ended March 31, 2007	2008	2009	2010	Nine Months Ended December 31, 2010
Total Financing Revenues	6,710	8,192	8,800	8,163	6,079
add: Other Income	586	686	432	680	603
less: Interest Expense and depreciation	5,335	7,450	7,132	5,587	3,825
Net Financing Revenues and Other Revenues	1,961	1,428	2,100	3,256	2,857
Net Income (Loss)	434	(223)	(623)	1,063	1,465

Sources: TMCC March 31, 2010 10-K and December 31, 2010 10-Q

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TMCC Earning Asset Composition
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Managed Assets
(USD billions)

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Sources :TMCC March 31, 2009 10-K, March 31, 2010 10-K and December 31, 2010 10-Q

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Extensive Field Organization
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Decentralized dealer and field support

Centralized servicing and collections

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TMCC Financial Performance - Select Data

(USD Millions)	Fiscal Year Ended March 31, 2007	2008	2009	2010	Nine Months Ended December 31, 2010
Over 60 Days Delinquent (1)	0.46%	0.59%	0.68%	0.45%	0.42%
Allowance for Credit Losses (1) (2)	0.85%	0.97%	2.51%	2.31%	1.17%
Net Credit Losses (3)	0.64%	0.91%	1.37%	1.03%	0.55%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Sources: *TMCC March 31, 2009 10-K, March 31, 2010 10-K and December 31, 2010 10-Q*

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TMCC Funding Programs

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Exceptional Liquidity
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A-1+/P-1 Direct Commercial Paper Program

-    Backed by $ 13 billion multi-party back-stop credit facilities ($ 5 billion
     364-day; $ 5 billion 3-year; $ 3 billion 5-year)

$4.4 billion Short-term Investment Portfolio*

Over $ 35 billion in salable retail loan receivables

Access to various domestic and international term markets

Billions of additional capacity in Global Benchmark Markets

Inter-company lending infrastructure

Credit Support Agreements: TMCC []TFSC []TMC

* Average balance for three months ended December 31, 2010

Source: TMCC December 31, 2010 10-Q

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TMCC Funding Program Objectives
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TMCC is committed to:

--   Maintaining funding diversity and exceptional liquidity

--   Issuing into strong demand with attractive deals

--   Identifying and developing new markets and investor relationships

--   Responding quickly to opportunities with best-in-class execution

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Diversity in Debt Offerings
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TMCC Term Debt Outstanding

By Deal Type
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By Currency
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As of March 31, 2011

Source:Company Reports

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Funding Flexibility
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              Focus on More Diverse Maturities in USD Issuance (1)

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(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of March 31, 2011

Source:Company Reports

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Key Investment Highlights
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Financial strength supported by strong credit ratings

Transparent business model with exceptional liquidity

Rational funding programs with long term perspective

--   Diversification in bond offerings

--   Focus on proactively meeting needs of market

--   Strong emphasis placed on flexibility and responsiveness

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                                     TOYOTA
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                               FINANCIAL SERVICES
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